usio

2025 Annual Shareholder Meeting

June 9, 2025 |

Nasdaq: USIO


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
NasdaqListed

Embedded Payments Made Simple

Nasdaq: USIO



Nasdaq: USIO

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered under the safe harbors provision of the Private Securities Litigation Reform Act of 1995 (PSLRA). Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "could," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2024. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward- looking statements, except as required by law. The information presented in this presentation is as of May of 2025, unless indicated otherwise.


Nasdaq
usio

About

- Founded in 1998
- Nacha Certified & HIPAA Compliant
- Publicly Traded: Nasdaq: USIO

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment acceptance and issuance, and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio delivers convenient, world-class solutions and services to their clients through card, ACH payment processing, card issuing, and bill presentment.

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Louis Hoch

Chairman, President & CEO



Nasdaq: USIO

Shareholder Highlights

26.5
Million Shares Outstanding
As Of March 31, 2025

15.8
Million Shares Of Public Float
As Of March 31, 2025

10.7
Million Shares Of Insider Ownership
As Of March 31, 2025

Full Service Payments Platform

Business Lines	Payment Facilitation	ACH	Card Issuing	Output Solutions
	Credit and debit card processing, primarily focused on our partnership-focused sales model with ISVs.	Electronic payments through the ACH network, facilitating transfer of funds between bank accounts. Primarily driven through our partnership focused sales model with ISVs.	Physical, virtual payment cards for governments, non-profits, corporates (incentives, promotions, expenses) and consumer fintech companies. Card issuer processing and program management.	Document design, transactional print and mail, and electronic delivery for utilities, healthcare providers, governmental agencies, and manufacturing, among others.
Proprietary Technology	In-house built and maintained, leading technology platform across all business lines			
Support	In-House Dedicated Support Services for Clients and Partners			
Customers	ISV Partners	ISV Partners, FinTech's	FinTech's, Non-profits & Governments	Utilities, Financial Institutions

Diverse Offerings

Business Lines	Payment Facilitation	ACH	Card Issuing	Output Solutions
Description	• Embedded and integrated payment solutions tailor made for diverse markets	• Leading ACH processing solutions for merchants	• Physical / virtual payment cards for governments / non-profits, corporates (i.e.. incentives / promotions, expenses), and consumer fintech companies • Provides platform for expense management, general disbursement, incentives, per diems, loyalty programs, and more	• Document design, transactional print and mailing, and electronic delivery for utilities, healthcare providers, governmental agencies, and manufacturing, among others
Key Offerings & Differentiators	• Integrated solution with automated onboarding for ISVs • Partnership-focused GTM strategy	• Longest-tenured Nacha certified third-party sender in the industry • Partnership-focused GTM strategy	• Provides platform for expense management, general disbursement, incentives, per diems, loyalty programs, and more	• Solution reduces postage costs • Automates billing processes • Increase operational efficiencies
% Of Revenue	**36%**	**24%**	**14%**	**26%**

Offerings Summary

1 Competitive

The Usio platform provides a diverse range of payments technology and services for its customers. Broad solution set is key to winning new customers, who are looking to purchase an embedded platform versus a series of point solutions.

2 Diversified

Diversification provides stable top-line growth, even in macro cycles

3 Growth Potential

Only the largest payment technology organizations are able to offer the breadth of solutions provided by Usio

Unique and Attractive End Markets

Usio's acquiring segment supports innovative ISVs embedding payments to fuel growth, while other segments serve FinTechs, governments, non-profits, and utilities.

	ISVs	FinTechs	Government	Nonprofits	Utilities/Financial Institutions
Primary Products	PayFac / ACH	ACH / Card Issuing	Card Issuing/Output	Card Issuing / Output	Output Solutions

usio

Multiple Levers for Future Growth

Our operating leverage allows us to scale profitably as we grow

New Product Offerings

Development of new technologies such as real time payments, lending offerings, among others

New ISVs + Customers

Launch new innovative solutions: government, non-profits and corporations

Cross Sales

Drive incremental revenue by cross selling to / from other segments

Merchant Penetration of ISVs

Opportunity to continue to penetrate merchant base beyond the 62% penetration today

Usio

Nasdaq: USIO

Revenue Grew 7x Since 2016



$100
$80
$60
$40
$20
$0
MILLIONS
21%
$15
2017A
71%
$25
2018A
13%
$28
2019A
15%
$32
2020A
92%
$62
2021A
12%
$69
2022A
19%
$84.1
2023A
(1)%
$82.9
2024A
14%
THREE YEAR CAGR

*2025 Revenue Guidance of 14-16%

- Card Issuing business grew from $323K in 2016 to $19M in 2023
- Payment Facilitation grew from launching in 2018 to a $14M business in 2024
- Consolidated Gross Profits increased from $4M in 2017 to $19.6M in 2024

Meaningful Achievements Q1 2025

- ☑ Development of **Biometrics AI** Checkout and Usio One to expand our offerings for customers
- ☑ Increased merchant penetration of ISVs year-over-year from **60% to 62%**
- ☑ Delivered **5%** gross revenue growth on a consolidated basis
- ☑ Increased cash position by **~$700K** through operations
- ☑ Executed **~$350K** in share repurchases

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Nasdaq: USIO

Q1 2025 Performance Highlights

Volume	Gross Revenue	Net Revenue	Adj. EBITDA	Net Income	EPS
$2.0bn	$22mm	$9.7mm	~$670k	$(230k)	$(0.01)
+23% YoY	+5% YoY				

Gross Revenue ($ in mm)



$21
$22
Q1 2024
Q1 2025

Adj. EBITDA ($ in mm)



$0.8
$0.7
Q1 2024
Q1 2025

Nasdaq: USIO

Segment Financial Performance

	Payment Facilitation	ACH	Card Issuing	Output Solutions
Gross Revenue	$4.6mm	$2.3mm	$3.1mm	$5.8mm
Net Revenue	$1.2mm	$2.3mm	$2.7mm	$1.6mm
On Gross Revenue	9%	57%	22%	22%
On Net Revenue	34%	57%	25%	56%

(1) Excludes legacy credit card processing and complementary services such as RCC and pinless debit

Innovative Proprietary Technology

New Innovations

Usio is constantly developing new technologies to stay the forefront of innovation in the payment space, including real-time payments, lending technologies, among others.

Payment Facilitation

Robust payment facilitation offering with automated merchant enrollment for partners (primarily ISVs) to set up merchants

In-House Solution

Usio securely handles payment transaction, including sufficient funds verification and funds transfer in-house.

Turn-Key Card Issuing

Usio offers a modern turn-key solution for disbursing funds, incentives, and expenses through a full-stack card issuance and processing platform.

Innovative Proprietary Technology

1 Efficient

Usio's proprietary platform, built in-house, allows merchants to process payments quickly and efficiently, while also providing robust security measures to protect their business and customers' sensitive information.

2 Scalable

Highly scalable cloud-based technology built on Azure to enable the company to handle peak loads of transactions

3 Modular

Utilizes a hub-and-spoke infrastructure allows for a modular and extensible approach to managing resources and workloads and also ensures Usio's solutions communicate well across the platform.

usio

Nasdaq: USIO



Investment Thesis

1. Innovative Proprietary Technology
2. Unique And Attractive End Markets
3. Diverse Payment Offerings
4. Multiple Levers For Future Growth

Key Drivers of Shareholder Value

Drive Consistent Growth

Achieve annual Net Revenue growth above 15%

Focus on Profitability

Achieve 10%+ EBITDA margin while maintaining mid-20% gross margins

Financials

Michael White

SVP, Chief Accounting Officer



Nasdaq: USIO

2025 Outlook

Revenue

$94.5M to $96.2M

14% Growth — 16% Growth

Adj. EBITDA

$4.8M to $6.8M

5% Margin — 7% Margin

Usio

Nasdaq: USIO

GAAP Reconciliation

Non-GAAP Reconciliation	Twelve Months Ended				Three Months Ended			
	31-Dec-24		31-Dec-23		31-Mar-25		31-Mar-24	
(Values in Millions)								
Revenues	$	82.9	$	84.1	$	22.0	$	21.0
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(1.5)	$	(0.4)	$	(0.2)	$	(0.3)
Depreciation and Amortization	$	2.3	$	2.1	$	0.5	$	0.6
EBITDA	$	0.8	$	1.6	$	0.3	$	0.3
Non-Cash stock-based compensation expense, net	$	2.1	$	2.2	$	0.4	$	0.5
Adjusted EBITDA	$	2.9	$	3.9	$	0.7	$	0.8
Calculation of Adjusted EBITDA Margins								
Revenues	$	82.9	$	84.1	$	22.0	$	21.0
Adjusted EBITDA	$	2.9	$	3.9	$	0.7	$	0.8
Adjusted EBITDA Margins		3.5%		4.6%		3.0%		3.8%

Usio Nasdaq: USIO

Balance Sheet

Account	3/31/2025	12/31/2024
Cash	$ 8.7	$ 8.1
Restricted Cash & Settlement Funds	$ 81.6	$ 77.6
Total Assets	$ 109.6	$ 107.2
Short-term/Long-term Debt	$ 0.7	$ 0.7
Total Liabilities	$ 90.6	$ 88.1
Total Equity	$ 19.0	$ 19.2
Total Liability & Stockholder Equity	$ 109.6	$ 107.2

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Payment Acceptance

Greg Carter

Chief Revenue Officer



usio

Nasdaq: USIO

Payment Facilitation

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing **frictionless merchant onboarding, enrollment and automated risk/underwriting procedures** - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one- to-many). Our **differentiated go-to-market strategy** creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to **monetize payments** flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



36%

OF Q1 2025 GROSS REVENUE (includes all card)

HOW WE MAKE MONEY

$100 TRANSACTION		$2.5M Monthly Volume
$2.50	2.5% REVENUE TO USIO	$62,500
	COSTS	
($1.85)	74% OR 185 bps TO CARD ISSUER	$(46,250)
($0.15)	6% OR 15 bps TO CARD BRAND	$(3,750)
$0.50	Gross Revenue to USIO 20% or 50 bps	$12,500
($0.25)	50/50 SPLIT WITH PARTNER	$(6,250)
$0.25	NET 10% or 25 bps	$6,250

usio

Nasdaq: USIO

ACH

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the **longest-tenured Nacha certified third-party sender** in our industry, has its own bank routing number, and **direct access to the Fed**. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Card Issuing.



24%

OF Q1 2025 REVENUE

HOW WE MAKE MONEY

ON AVERAGE WE EARN

$.70

NET REVENUE PER TRANSACTION

$.41

MARGINS

70%+

ON A RETURN OR ORIGINATION

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Card Issuing

Jerry Uffner
SVP, Card Issuing



usio

Nasdaq: USIO

Card Issuing

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance in **a true turn-key solution.** FinTech's, Governments, non-profits and SMBs needing a platform for expense management, funds disbursement, incentives, per diems, loyalty programs, embedded payments and more. Additionally, entities looking to **migrate away from physical checks** or cash payouts to virtual payment methods can leverage our card issuing platform. **We also offer analytics and insight into the use of funds / spend via our reporting platform.**



14%

OF Q1 2025 REVENUE

HOW WE MAKE MONEY

CLIENT FEES PER CARD CREATED

$.35-$4

INTERCHANGE PURCHASE BY MERCHANTS

1-2%

CARDHOLDER FEES & SPOILAGE

2-4%

AMOUNT LOADED TO CARDS

MARGINS

30-40%

Output Solutions

Sy Green

SVP, Output Solutions



Nasdaq: USIO

Output Solutions

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, **automate the billing processes and increase operational efficiencies**. Output's customer base is primarily financial institutions, utilities, and taxing entities.



26%

OF Q1 2025 REVENUE

HOW WE MAKE MONEY

$.15-$.18

PER PRINT

$.02

AVERAGE POSTAGE PER PIECE

$.036-$.078

PER ELECTRONIC PRESENTMENT

18-22%

MARGINS